UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2011 (February 22, 2011)

SEN YU INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12792	84-0916585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-997-8585

N/A
________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

On February 17, 2011, Sen Yu International Holdings, Inc. (the “Company”) entered into a subscription agreement (“Subscription Agreement”) with a non-U.S. investor called D.D Investment Co., Limited (“Investor”), a Marshall Islands corporation, pursuant to which the Company sold an aggregate of 1,383,700 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at $2.20 per share for total gross proceeds of $3,044,140 (the “February 2011 Private Placement”).  The Investor also received a common stock purchase warrant (the “Warrant”) exercisable for three years to purchase 1,106,960 shares of Common Stock at $2.64 per share.  The Warrant may only be exercised in cash and the exercise price of the Warrant is subject to adjustment for stock splits, stock dividends, recapitalizations and the like. The Investor is entitled to piggy-back registration rights with respect to the Shares and shares underlying the Warrant. No placement agent was utilized in connection with the February 2011 Private Placement. The issuance of the Shares and Warrant was made in reliance on the exemption from registration provided by Regulation S of the Securities Act of 1933, as amended, as an offshore transaction involving non-U.S. persons.

A copy of each of the Warrant and Subscription Agreement is filed as Exhibit 4.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.  The descriptions of the material terms of the Warrant and Subscription Agreement contained in this Current Report are qualified in their entirety by reference to Exhibit 4.1 and Exhibit 10.1, respectively.

Item 3.02    Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Current Report on Form 8-K relating to the sale of the Shares and Warrant in connection with the February 2011 Private Placement is incorporated by reference into this Item 3.02.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Form of Series F Common Stock Purchase Warrant

10.1	Form of Subscription Agreement

Cautionary Note on Forward Look Statements

This Current Report on Form 8-K and the exhibit hereto and the statements of representatives and partners of the Company related thereto contain, or may contain, among other things, certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results, including, without limitation, the Company’s results of operations in the future, may differ significantly from those set forth in the forward-looking statements.  Forward-looking statements involve risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).  The Company undertakes no obligation to update any forward-looking statements, except as provided for by law.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 21, 2011	Sen Yu International Holdings, Inc.

By: /s/ Zhenyu Shang
Name: Zhenyu Shang
Title: Chairman and Chief Executive Officer